Associated Banc-Corp 1Q 2013 Earnings Presentation April 18, 2013 EXHIBIT 99.2

Forward-Looking Statements

Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This
includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”,
“outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties.
Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

First Quarter 2013 Highlights
•
Net income available to common shareholders of $46 million or $0.27 per share
•
Return on Tier 1 common equity of 10.1%, compared to 9.2% for Q1 2012

Solid Results Driven by Fundamental Strength in Core Businesses
Net Income
&
ROT1CE
Loan Growth
Net Interest Income
&
Net Interest Margin
•
Average loans of $15.4 billion were up $317 million, or 2% from the fourth quarter
– Total commercial loan balances grew by $190 million, or 2% from the prior quarter
•
Net interest income  of $158 million, reflecting two less days and less one-time items
– Net interest margin of 3.17% as compared to 3.26% in third quarter 2012
Capital
•
Quarterly dividend of $0.08/share
•
Repurchased $30 million of stock during the first quarter
•
Paid Cash Dividends of $238 million from Associated Bank NA to Banc-Corp during
Q1
•
Capital ratios remain very strong with a Tier 1 common equity ratio of 11.64%
Deposit Growth
•
Average deposits increased by $496 million, or 3% QoQ
– Period-end interest-bearing demand deposits grew by $412 million, or 16% QoQ

Peak Loans (4Q 2008) $16.3 billion
$16.0
$15.0
$14.0
$13.0
$12.0
+2% QoQ
$14.3
$14.6
$14.9
$15.1
$15.4
+8% YoY
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013

Commercial Real Estate
$141
Residential Mortgage
$137
General Commercial Loans
$125
Power & Utilities
$95
Oil & Gas
$11
($47)
Mortgage Warehouse
($145)
Home Equity & Installment

Installment 3%
CRE Investor 19%
Home Equity 14%
Construction 5%
Res Mtg 23%
Commercial & Business Lending 36%

Loan Portfolio Growth and Composition

Average Loans of $15.4 billion for First Quarter 2013
1Q 2013 Average Net Loan Growth of $317 million
Loan Mix – 1Q 2013 (Average)
($ balances in millions)
Average Quarterly Loans ($ in billions)

3.85%
3.80%
3.73%
3.70%
3.52%
-33 bps
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013

$15.0
$15.1
$15.6
$16.7
$17.1
+14% YoY
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013

0.70%
0.65%
0.62%
0.51%
0.45%
-25 bps
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013

3.31%
3.30%
3.26%
3.32%
3.17%
-14 bps
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013

Managing the Cost of Funds & Margin 4 Yield on Interest-earning Assets Cost of Interest-bearing Liabilities Average Deposits Net Interest Margin ($ balances in billions)

Continued Improvement in Credit Quality Indicators

($ in millions)
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
Potential problem loans $     480 $     410 $     404 $     361 $     344
Nonaccruals $     327 $     318 $     278 $     253 $     225
Provision for loan losses $         0 $         0 $         0 $         3 $         4
Net charge offs $       22 $       24 $       18 $       21 $       14
ALLL/Total loans 2.50% 2.26% 2.11% 1.93% 1.84%
ALLL/Nonaccruals 108.93% 104.65% 113.29% 117.61% 127.27%
NPA/Assets 1.65% 1.62% 1.38% 1.23% 1.12%
Nonaccruals/Loans 2.29% 2.16% 1.86% 1.64% 1.45%
NCOs / Avg Loans 0.61% 0.65% 0.47% 0.55% 0.38%

12.49%
12.04%
12.01%
11.61%
11.64%
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013

$50
$40
$30
$20
$10
$0
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
$41
$42
$45
$45
$46
9.2%
9.3%
9.7%
9.6%
10.1%
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013

Associated

Strong Capital Profile & Improving Earnings

Tier 1 Common Equity Ratio Net Income Available to Common & ROT1CE
Net Income Available
to Common
($ in millions)
Return on Tier 1
Common Equity
•
Current capital levels are well in excess of
“well-capitalized” regulatory benchmarks
– Existing capital levels are already above
proposed Basel III capital levels

2013 Full Year Outlook

Loan Growth
• High single digit FY loan growth
Deposit Growth
Fee Income
Expenses
NIM
Growing the Franchise & Creating Long-Term Shareholder Value
Footprint
Credit
Capital
• Continued disciplined deposit
pricing
• Sustained focus on treasury
management solutions to drive
growth in commercial deposits
• Continued compression over
the course of the year
• $300 million of relatively high
cost FHLB advances maturing
during Q2 2013
• Modest improvement in core fee-
based revenues with lower net
mortgage banking revenues
• Flat year-over-year
• Reduced regulatory costs offset by
continued franchise investments
• Continuing to invest in our
branches while optimizing our
network
• Consolidating in downtown
Green Bay and Chicago
• Continuing improvement in credit
trends
• Provision expense to increase
based on new loan growth in 2013
• Disciplined focus on
deploying capital to drive
long-term shareholder value